SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                January 22, 2003





                               AMEREN CORPORATION
             (Exact name of registrant as specified in its charter)




        Missouri                      1-14756                    43-1723446
(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)




                 1901 Chouteau Avenue, St. Louis, Missouri 63103
              (Address of principal executive offices and Zip Code)






       Registrant's telephone number, including area code: (314) 621-3222


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On January 22, 2003, the Registrant issued a press release announcing that the U.S. Department of Justice has completed its review of the Registrant's proposed acquisition of CILCORP Inc. from The AES Corporation under the Hart-Scott-Rodino Antitrust Improvements Act. The press release states that the transaction has received regulatory approval from the Illinois Commerce Commission and the Federal Energy Regulatory Commission leaving the Securities and Exchange Commission the only remaining regulatory approval required. The press release is attached as Exhibit 99 and is incorporated herein by reference.


ITEM 7. EXHIBITS

        (c) Exhibits.

            99 Press release, dated January 22, 2003, issued by the
               Registrant.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             AMEREN CORPORATION
                                                (Registrant)


                                     By     /s/ Martin J. Lyons
                                       ------------------------------
                                     Name:      Martin J. Lyons
                                     Title:       Controller
                                        (Principal Accounting Officer)


Date:  January 22, 2003




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



                                  Exhibit Index
                                  -------------


Exhibit No.                        Description
-----------                        -----------

    99     - Press release dated January 22, 2003, issued by Ameren Corporation.








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[GRAPHIC OMITTED][GRAPHIC OMITTED]
                                                                One Ameren Plaza
                                                            1901 Chouteau Avenue
                                                             St. Louis, MO 63103

Contact:

Analysts:                Media:
Bruce Steinke            Susan Gallagher
(314) 554-2574           (314) 554-2175

FOR IMMEDIATE RELEASE
---------------------

                         DEPARTMENT OF JUSTICE COMPLETES
               REVIEW OF AMEREN'S PROPOSED ACQUISITION OF CILCORP

ST. LOUIS, MO, Jan. 22, 2003-Ameren Corporation (NYSE: AEE) announced today that the U.S. Department of Justice (DOJ) has completed its review of the proposed Ameren acquisition of CILCORP Inc. from The AES Corporation (NYSE: AES).

     The review, conducted under the Hart-Scott-Rodino Antitrust Improvements Act pertaining to the pending sale of CILCORP, began last summer.

     The completion of the review paves the way for the closing of the transaction early in the first quarter of 2003, with the Securities and Exchange Commission the only remaining regulatory approval required.

     The transaction has received regulatory approval from the Illinois Commerce Commission (ICC) and the Federal Energy Regulatory Commission (FERC).

     Ameren's agreement to purchase CILCORP was announced April 29, 2002. Regulatory approval came from the ICC on Dec. 4, 2002 and from the FERC on Nov. 20, 2002.

     With assets of $10 billion and 2001 revenues of $4.5 billion, Ameren serves
1.5 million electric customers and 300,000 natural gas customers in a 44,500-square-mile area of Missouri and Illinois. With $1.8 billion in assets and 2001 revenues of $815 million, CILCORP's largest subsidiary, CILCO, serves 200,000 electric and more than 200,000 natural gas customers.


Safe Harbor Statement
---------------------
     This news release may include forward-looking statements. Actual events and results may differ materially from those projected. Factors that could affect actual results are discussed in Ameren's filings with the Securities and Exchange Commission, and readers are encouraged to read those filings to learn more about the risk factors associated with Ameren's businesses.

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